UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2017

SOLARIS OILFIELD INFRASTRUCTURE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38090	81-5223109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9811 Katy Freeway, Suite 900 Houston, Texas 77024 (Address of principal executive offices) (Zip Code) (281) 501-3070
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Explanatory Note:

This Amendment No. 2 to Form 8-K (this “Amendment No. 2”), which amends the Current Report on Form 8-K of Solaris Oilfield Infrastructure, Inc. (the “Company”) originally filed with the Securities and Exchange Commission (the “Commission”) on August 2, 2017 (the “Original Report”), and previously amended on Form 8-K/A filed with the Commission on September 29, 2017 (“Amendment No. 1”), is being filed to disclose certain information in the exhibit to Amendment No. 1 that was previously redacted pursuant to a request for confidential treatment filed with the Commission.

The Agreement (as defined below) is attached as an exhibit to this Amendment No. 2 and is being filed solely for the purpose of disclosing certain information previously redacted as described above. Except as set forth below, no other changes have been made to the information reported in the Original Report, as previously amended by Amendment No. 1.

Item 1.01Entry into a Material Definitive Agreement.

On July 27, 2017, Solaris Logistics, LLC, an indirect wholly owned subsidiary of the Company, entered into a sand storage and transload agreement (the “Agreement”) with Devon Energy Production Company, L.P. (“Customer”), pursuant to which the Company has agreed to provide certain rail-to-truck and high-efficiency sand silo transload and storage services for Customer’s proppant volumes at a facility to be constructed and operated by the Company in Kingfisher, Oklahoma. The Agreement has an expected effective date of January 1, 2018 and a term of seven years therefrom, with renewal options for additional six-month terms thereafter. Under the Agreement, Customer will pay the Company a base fee per ton that is transloaded at the facility, and Customer has committed minimum quarterly service and storage volume obligations. In the event of any quarterly shortfall, Customer is subject to a shortfall fee.

The above summary does not purport to be a complete description of the Agreement and is qualified in its entirety by the contents of the Agreement, a copy of which is attached to this Form 8-K/A as Exhibit 10.1 and incorporated in this Item 1.01 by reference.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
10.1

Sand Storage and Transload Agreement, dated July 27, 2017, between Solaris Logistics, LLC and Devon Energy Production Company, L.P. (This agreement has been redacted pursuant to a confidential treatment request filed with the Securities and Exchange Commission on the date hereof.)

EXHIBIT INDEX

Exhibit Number	Description
10.1

Sand Storage and Transload Agreement, dated July 27, 2017, between Solaris Logistics, LLC and Devon Energy Production Company, L.P. (This agreement has been redacted pursuant to a confidential treatment request filed with the Securities and Exchange Commission on the date hereof.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2017

SOLARIS OILFIELD INFRASTRUCTURE, INC.

By:	/s/ Kyle S. Ramachandran
Name:	Kyle S. Ramachandran
Title:	Chief Financial Officer